SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)         MAY 3, 1999
                                                 ------------------------------

                       TRAVEL SERVICES INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)

                                     FLORIDA
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                 (State or other jurisdiction of incorporation)

           000-29298                                 52-2030324
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    (Commission File Number)              (IRS Employer Identification No.)
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                             220 CONGRESS PARK DRIVE
                           DELRAY BEACH, FLORIDA 33445
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          (Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code         (561) 266-0860
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                                       N/A
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          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

         Travel Services, International, Inc., d/b/a/ The Travel Company (the "COMPANY") announced in a press release dated May 3, 1999, the appointment of John Balson as President and Chief Operating Officer of the Company, and the resignations of the Chief Information Officer and the Chief Marketing Officer of the Company. The Company also announced in a press release dated May 6, 1999, the results of the first quarter of 1999 and commented on the outlook for the year. The above descriptions are elaborated more extensively, and are qualified in their entireties by reference to the Company's Press Releases attached as
Exhibit 99.1 and Exhibit 99.2 hereto, which Exhibits are incorporated herein by reference.

         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)  Exhibits

EXHIBIT
NUMBER                            DESCRIPTION
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99.1     Press release, dated May 3, 1999, announcing the appointment of John
         Balson as President and Chief Operating Officer of the Company, and the resignations of the Chief Information Officer and the Chief Marketing Officer of the Company.

99.2 Press release, dated May 6, 1999, announcing the results of the first quarter of 1999 and commenting on the outlook for the year.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           TRAVEL SERVICES INTERNATIONAL, INC.



Dated:  May 10, 1999                       By: /s/ JILL M. VALES
                                               -----------------------
                                                Jill M. Vales
                                                Senior Vice President and Chief
                                                Financial Officer

                                 EXHIBIT INDEX


EXHIBIT                           DESCRIPTION
-------                           -----------

99.1 Press release, dated May 3, 1999, announcing the appointment of John Balson as President and Chief Operating Officer of the Company, and the resignations of the Chief Information Officer and the Chief Marketing Officer of the Company.

99.2 Press release, dated May 6, 1999, announcing the results of the first quarter of 1999 and commenting on the outlook for the year.